UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):             December 14, 2001
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                              MATLACK SYSTEMS, INC.
                   (Debtor-In-Possession as of March 29, 2001)
             (Exact name of registrant as specified in its charter)

           Delaware                  1-10105             51-0310173
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(State or Other Jurisdiction of    (Commission        (I.R.S.  Employer
Incorporation or Organization)    File Number)     Identification Number)

        One Rollins Plaza, Wilmington, Delaware          19803
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       (Address of Principal Executive Offices)       (Zip Code)

Registrant's telephone number, including area code:               (302) 426-2700
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.       Other Events.

Approval of Plan of Liquidation

     On December 21, 2001, the Board of Directors of Matlack Systems, Inc., a Delaware corporation (the "Company") unanimously approved the filing with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") of a Plan of Liquidation for the Company and all of its direct and indirect wholly owned subsidiaries (collectively, the "Matlack Entities"). The Matlack Entities are the subjects of a voluntary petition seeking protection under Chapter 11 of the United States Bankruptcy Code in the Bankruptcy Court, which are consolidated for the purpose of joint administration as Case No. 01-1114 (MFW) (the "Bankruptcy Proceedings"). Execution of the Plan of Liquidation is subject to the approval of the Bankruptcy Court.

     Among other things, the Plan of Liquidation provides for (a) the classification of claims against the Matlack Entities, (b) the transfer of the assets, titles and rights of the Matlack Entities (the "Remaining Assets") to a liquidating trust overseen by representatives of the committee of unsecured creditors of the Matlack Entities (the "Trust"), (c) the valuation and liquidation of the Remaining Assets transferred to the Trust, (d) the payment of claims against the Matlack Entities in accordance with the classifications set forth in the Plan, to the extent of the Remaining Assets, (e) the substantive consolidation of the Matlack Entities and (f) the retention of jurisdiction by the Bankruptcy Court until the completion of the liquidation and distribution of the Remaining Assets. The Company anticipates that the aggregate value of the Remaining Assets following their liquidation will not be sufficient to permit any distribution to stockholders, and the Plan of Liquidation does not provide for any distribution to the Company's stockholders.

Resignations of Directors and Officers

     On December 14, 2001, Michael B. Kinnard, the Company's President and Chief Executive Officer, and Patrick J. Bagley, its Vice President-Finance and a Director of the Company, resigned, effective as of the close of business on that date, from those positions and from any other positions held as directors or officers of any of the Company's subsidiaries.

     On December 21, 2001, the Board of Directors of the Company elected Stephen
E. Judge, the Company's Vice President-Administration and Controller, as the Company's Chief Reorganization Officer and appointed Mr. Judge to fill the vacancy on the Board of Directors created by Mr. Bagley's resignation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  MATLACK SYSTEMS, INC.


Dated:   December 21, 2001        By:
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                                      Stephen E. Judge
                                      Chief Reorganization Officer